Exhibit 99.3

ROBERT HALF INTERNATIONAL INC.

EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into as of              (the “Grant Date”), between ROBERT HALF INTERNATIONAL INC., a Delaware corporation (the “Company”) and              (“Optionee”).

THE PARTIES AGREE AS FOLLOWS:

1. Grant of Option and Effective Date. Effective as of the date hereof, the Company granted to Optionee, pursuant to the Company’s Equity Incentive Plan (the “Plan”), a copy of which Optionee acknowledges having received and reviewed, an option (the “Option”) to purchase all or any part of an aggregate of              shares (the “Option Shares”) of the Company’s Common Stock, $.001 par value (“Common Stock”), on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference.

2. Exercise Price. The exercise price for purchase of the Option shares shall be $             per share (the “Exercise Price”), which is 100% of the Fair Market Value of a share on the Grant Date.

3. Term. The Option shall terminate ten years from the Effective Date, unless terminated earlier pursuant to Section 9 of the Plan.

4. Vesting. The Option shall Vest as to 25% of the shares covered thereby on each of              and             .

In addition, the Option shall automatically Vest upon the Death or Disability of the Holder or upon the occurrence of a Change in Control. In the event of Death, Disability or Change of Control, then, notwithstanding Section 9 of the Plan, the Option shall remain exercisable until the termination date specified in Section 3 hereof.

Notwithstanding the foregoing, the Option shall Vest, become exercisable and/or remain outstanding as may be provided from time to time by any other agreement between Holder and the Company or as provided by Section 5(d) of the Plan, and in such case, the Vesting Date for any portion of the Option that Vests under such circumstances shall be the date such portion of the award Vests.

5. Exercise of Options.

5.1 Manner of Exercise. Optionee may exercise all or any portion of the Option which is Vested, by delivering to the Company at its principal executive office, to the attention of the Secretary of the Company, (a) an executed stock purchase agreement in the form attached hereto as Exhibit A or in such other form as shall be acceptable to the Company and (b) the Exercise Price. The date the Company receives both of the foregoing items will be considered as the date the Option was exercised.

5.2 Payment. The Exercise Price may be paid by any method authorized by Section 5(f) of the Plan other than delivery of a promissory note, which is no longer permitted.

6. Restriction on Issuance of Shares.

6.1 Legality of Issuance. The Company shall not be obligated to sell or issue any Option Shares pursuant to this Agreement if such sale or issuance, in the opinion of the Company and the Company’s counsel, would constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act of 1933, as amended (the “Act”).

6.2 Registration or Qualification of Securities. The Company may, but shall not be required to, register or qualify the issuance of the Option or any Option Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of the Option or the issuance or sale of any Option Shares pursuant hereto to comply with any law.

7. Restriction on Transfer. Regardless of whether the sale of the Option Shares has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of Option Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law.

8. Stock Certificate Restrictive Legends. Stock certificates evidencing Option Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

9. Representations, Warranties, Covenants, and Acknowledgments of Optionee Upon Exercise of Option. Optionee hereby agrees that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the issuance of Option Shares may be conditioned upon the person purchasing Option Shares making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.

10. Assignment; Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee’s rights under this Agreement except as provided in the Plan.

11. Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages and attorneys’ fees, resulting from a disposition of Option Shares that is not in conformity with the provisions of this Agreement.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court for the county in which the principal executive offices of the Company are located or the United States District Court for the district in which the principal executive offices of the Company are located, and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons and complaint in a manner provided for delivery of notices set forth herein.

13. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Optionee is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to this Agreement, if not delivered by hand, shall be mailed, addressed as follows:

Robert Half International Inc.

2884 Sand Hill Road

Menlo Park, California 94025

Attention: Secretary

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee’s last known address as shown on the Company’s books. Notices, communications, and documents shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.

14. Tax Advice. The Company has made no warranties or representations to Optionee with respect to the income tax consequences of the transactions contemplated by this Agreement, and Optionee is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences.

15. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each such counterpart were upon a single instrument, and all counterparts shall be deemed an original of this Agreement.

16. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ROBERT HALF INTERNATIONAL INC.

By

Optionee

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